EXHIBIT 23.2

                                  EXHIBIT 23.2
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of Winmax Trading Group, Inc. of our report dated February
1, 2001, relating to the financial statements of Winmax Trading Group, Inc. as of December 31, 2000.

                                  /s/Stark Winter Schenkein & Co., LLC
                                  ------------------------------------
                                     Stark Winter Schenkein & Co., LLC
                                     Certified Public Accountants

February 28, 2002
Denver, Colorado